EXHIBIT 32.1

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with the Quarterly Report of Avidbank Holdings, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark D. Mordell, Chairman and Chief Executive Officer, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date:	November 12, 2026	By:	/s/ Mark D. Mordell
Mark D. Mordell
Chairman and Chief Executive Officer
(Principal executive officer)